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                                                               EXHIBIT 10.10(c)



                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "Agreement") dated as of May 6, 1994 is among LARIZZA INDUSTRIES, INC., an Ohio corporation (the "Debtor") and CONTINENTAL BANK N.A. in its capacity as agent for the Banks referred to below (in such capacity, the "Agent").

                              W I T N E S S E T H

         WHEREAS, the Debtor has entered into a Credit Agreement dated as of May 6, 1994 (as amended or otherwise modified from time to time, the "Credit Agreement") with various financial institutions (collectively the "Banks" and individually each a "Bank"), and the Agent, pursuant to which the Banks have agreed to make loans to, and issue or participate in letters of credit for the account of, the Company;

         WHEREAS, the obligations of the Debtor under the Credit Agreement are to be secured pursuant to this Agreement;

         NOW, THEREFORE, for and in consideration of any loan, advance, issuance of letters of credit or other financial accommodation heretofore or hereafter made to the Debtor by the Banks or any of them, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. When used herein, (a) the terms Certificated Security, Chattel Paper, Deposit Account, Document, Equipment, Fixture, Goods, Inventory, Instrument, Security and Uncertificated Security shall have the respective meanings assigned to such terms in the Uniform Commercial Code (as defined below) and (b) the following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

         Account Debtor means the party who is obligated on or under any Account Receivable, Contract Right or General Intangible.

         Account Receivable means, with respect to the Debtor, any right of the Debtor to payment for goods sold or leased or for services rendered.

         Agent - see the Preamble.

         Agreement - see the Preamble.





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         Assignee Deposit Account - see Section 4

         Banks - see the Recitals.

         Collateral means, with respect to the Debtor, all property and rights of the Debtor in which a security interest is granted hereunder.

         Commitments has the meaning assigned to such term in the Credit Agreement.

         Computer Hardware and Software means, with respect to the Debtor, (i) all of the Debtor's rights (including rights as licensee and lessee) with respect to computer and other electronic data processing hardware, whether now owned or hereafter acquired by the Debtor, including, without limitation, all integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware; (ii) all of the Debtor's rights (including rights as licensee and lessee) with respect to software programs, whether now owned or hereafter acquired by the Debtor, designed for use on the computers and electronic data processing hardware described in clause (i) above, including, without limitation, all operating system software, utilities and application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (iii) all of the Debtor's rights (including rights as licensee and lessee) with respect to any firmware associated with any of the foregoing, whether now owned or hereafter acquired by the Debtor; and (iv) all of the Debtor's rights (including rights as licensee and lessee) with respect to documentation for hardware, software and firmware described in the preceding clauses (i), (ii) and (iii) above, whether now owned or hereafter acquired by the Debtor, including, without limitation, flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes.

         Contract Right means, with respect to the Debtor, any right of the Debtor to payment under a contract for the sale or lease of goods or the rendering of services, which right is at the time not yet earned by performance.

         Credit Agreement - see the Recitals.

         Debtor - see the Preamble.

         Default means the occurrence of any of the following events:
(a) any Unmatured Event of Default under Section 12.1.4 of the





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Credit Agreement; (b) any Event of Default; or (c) any warranty of the Debtor herein is untrue or misleading in any material respect and, as a result thereof, the Agent's security interest in, or rights and remedies with respect to, any material portion of the Collateral of the Debtor is impaired or otherwise adversely affected.

         Event of Default has the meaning assigned to such term in the Credit Agreement.

         General Intangibles means, with respect to the Debtor, all of the Debtor's "general intangibles" as defined in Uniform Commercial Code as in effect in Illinois on the date hereof and, in any event, includes (without limitation) all of the Debtor's trademarks, trade names, patents, copyrights, trade secrets, customer lists, inventions, designs, software programs, mask works, goodwill, registrations, licenses, franchises, tax refund claims, guarantee claims, security interests and rights to indemnification.

         Intellectual Property means all past, present and future: trade secrets and other proprietary information; trademarks, service marks, business names, designs, logos, indicia, and/or other source and/or business identifiers and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including, without limitation, copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights; unpatented inventions (whether or not patentable); patent applications and patents; industrial designs, industrial design applications and registered industrial designs; license agreements related to any of the foregoing set forth in this definition and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, source codes, object codes and other physical manifestations, embodiments or incorporations of any of the foregoing owned by the Company set forth in this definition; the right to sue for all past, present and future infringements of any of the foregoing owned by the Company set forth in this definition; and all common law and other rights throughout the world in and to all of the foregoing set forth in this definition.

         Letter of Credit means any letter of credit issued pursuant to the Credit Agreement.

         Liabilities means all obligations (monetary or otherwise) of the Debtor under or in connection with the Credit Agreement, any Note, any Letter of Credit, any other Loan Document or any other





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document or instrument (including any Hedging Agreement (as defined in the
Credit Agreement) entered into with any Banks or any affiliate thereof) executed in connection therewith, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due including, without limitation, any post-petition interest accruing during any bankruptcy reorganization of the Debtor or other similar proceeding.

         Loan Document has the meaning assigned to such term in the Credit Agreement.

         Non-Tangible Collateral means, with respect to the Debtor, the Debtor's Accounts Receivable, Contract Rights and General Intangibles.

         Notes has the meaning assigned to such term in the Credit Agreement.

         Permitted Liens - see clause (i) of Section 3.

         Subsidiary has the meaning assigned to such term in the Credit
Agreement.

         Uniform Commercial Code means the Uniform Commercial Code as in effect in the State of Illinois on the date of this Agreement; provided, however, as used in Section 8 hereof, "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

         Unmatured Event of Default has the meaning assigned to such term in the Credit Agreement.

         Terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         2. Grant of Security Interest. As security for the payment of all Liabilities, the Debtor hereby assigns to the Agent for the benefit of the Banks, and grants to the Agent for the benefit of the Banks a continuing security interest in, the following, whether now or hereafter existing or acquired:

         All of the Debtor's:

           (i)   Accounts Receivable;

          (ii)   Certificated Securities;

         (iii)   Chattel Paper;





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          (iv)   Computer Hardware and Software and all rights with respect thereto, including, without limitation, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing;

           (v)   Contract Rights;

          (vi)   Deposit Accounts;

         (vii)   Documents;

        (viii)   General Intangibles;

          (ix) Goods (including, without limitation, all of its Equipment, Fixtures and Inventory), and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

           (x)   Instruments;

          (xi)   Intellectual Property;

         (xii)   money (of every jurisdiction whatsoever);

        (xiii)   Uncertificated Securities; and

         (xiv) to the extent not included in the foregoing, all personal property of any kind or description;

              together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to any of the foregoing, and all proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing; provided, however, that to the extent that the provisions of any lease or license of Computer Hardware and Software or Intellectual Property prohibit (which prohibition is enforceable under applicable law) the assignment thereof or the grant of a security interest therein, the Debtor's rights in such lease or license shall be excluded from the foregoing assignment and grant for so long as such prohibition continues, it being understood that upon request of the Agent, the Debtor will in good faith use all reasonable efforts to obtain consent for the creation of a security interest in favor of the Agent in the Debtor's rights under such lease or license.





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         3.      Warranties.  The Debtor warrants that:  (i) no financing
statement (other than any which may have been filed on behalf of the Agent or in connection with security interests or liens permitted by the Credit Agreement ("Permitted Liens") or other than in connection with indebtedness that will be repaid on the date hereof) covering any of the Collateral is on file in any public office; (ii) the Debtor is and will be the lawful owner, lessee or licensee of all Collateral, free of all liens and claims whatsoever, other than the security interest created hereunder and Permitted Liens, with full power and authority to execute this Agreement and perform the Debtor's obligations hereunder, and to subject the Collateral to the security interest hereunder; (iii) all information with respect to Collateral and Account Debtors set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by the Debtor to the Agent or any Banks, and all other written information heretofore or hereafter furnished by the Debtor to the Agent or any Banks, is and will be true and correct in all material respects as of the date furnished; (iv) the Debtor's chief executive office and principal place of business are as set forth on Schedule I hereto (and the Debtor has not maintained its chief executive office and principal place of business at any other location at any time after January 1, 1993); (v) each other location where the Debtor maintains a place of business or where any Collateral is located is set forth on Schedule II hereto and no Collateral is in the possession of any bailee, warehouseman, agent or processor except as specifically described on Schedule II hereto; (vi) the Debtor is not now known and during the five years preceding the date hereof has not previously been known by any trade name except as previously disclosed to the Agent and the Banks in writing prior to the date hereof (including those set forth on Schedule II); (vii) during the five years preceding the date hereof, the Debtor has not been known by any legal name different from the one set forth on the signature page of this Agreement except as previously disclosed to the Banks in writing prior to the date hereof, nor has the Debtor been the subject of any merger or other corporate reorganization except as previously disclosed to the Banks in writing prior to the date hereof (including those set forth on Schedule II); (viii) Schedule III hereto contains a complete listing of all of the Debtor's Intellectual Property which is subject to registration statutes;
(ix) the execution and delivery of this Agreement and the performance by the Debtor of its obligations hereunder are within the Debtor's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the organizational documents of the Debtor or of any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon the Debtor;
(x) this Agreement is a legal, valid and binding obligation of the Debtor,





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enforceable in accordance with its terms, except that the enforceability of this Agreement may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and creates a valid and, except for Permitted Liens, first priority security interest in the Collateral and such security interest is entitled to all rights, priorities and benefits afforded by the Uniform Commercial Code; and (xi) the Debtor is in compliance with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which would materially adversely affect any material portion of the Collateral of the Debtor.

         4. Collections, etc. Until such time as the Agent shall notify the Debtor of the revocation of such power and authority, the Debtor (a) may, in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the Inventory normally held by the Debtor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by the Debtor for such purpose, (b) will, at its own expense, endeavor to collect, as and when due, all amounts due under any of the Non-Tangible Collateral, including the taking of such action with respect to such collection as the Agent may reasonably request or, in the absence of such request, as the Debtor may deem advisable, and (c) may grant, in the ordinary course of business, to any party obligated on any of the Non-Tangible Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Non-Tangible Collateral. The Agent, however, may, at any time that a Default exists, whether before or after any revocation of such power and authority or the maturity of any of the Liabilities, notify any parties obligated on any of the Non-Tangible Collateral to make payment to the Agent of any amounts due or to become due thereunder and enforce collection of any of the Non-Tangible Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Agent during the existence of a Default, the Debtor will, at its own expense, notify any parties obligated on any of the Non-Tangible Collateral to make payment directly to the Agent of any amounts due or to become due thereunder.





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         During the existence of a Default, all items or amounts which are delivered by the Debtor to the Agent on account of partial or full payment or otherwise as proceeds of any of the Collateral shall be deposited to the credit of a deposit account (each an "Assignee Deposit Account") of the Debtor with the Agent, or a bank designated by the Agent, as security for payment of the Liabilities. No Debtor shall have any right to withdraw any funds deposited in the applicable Assignee Deposit Account. The Agent may, from time to time, in its discretion, and shall upon request of the applicable Debtor made not more than once in any week, apply all or any of the then balance, representing collected funds, in the Assignee Deposit Account, toward payment of the Liabilities, whether or not then due, in such order of application as the Agent may determine, and the Agent may, from time to time, in its discretion, release all or any of such balance to the applicable Debtor.

         If and to the extent that a perfected security interest hereunder in any Collateral shall cease to be perfected for any reason whatsoever (including, without limitation, use or disposition by the Debtor of any proceeds of Collateral), then such Collateral (referred to in this paragraph as "released Collateral") shall be deemed thereby released from the security interest hereunder in exchange, as of the time of such release, for any other Collateral of equivalent value in which a perfected security interest hereunder is being obtained contemporaneously or has been most recently obtained, but only to the extent such other Collateral does not represent either (a) Collateral in exchange for which any previously released Collateral shall have been deemed released, or (b) Collateral of equivalent value to any loan or advance (otherwise than by renewal or extension) from the Agent to the Company in which Collateral a perfected security interest hereunder shall have been obtained contemporaneously with or most recently prior to such loan or advance.

         After a Default, the Agent is authorized to endorse, in the name of the applicable Debtor, any item, howsoever received by the Agent, representing any payment on or other proceeds of any of the Collateral.

         5. Certificates, Schedules and Reports. The Debtor will from time to time, as the Agent may request, deliver to the Agent such schedules, certificates and reports respecting all or any of the Collateral at the time subject to the security interest hereunder, and the items or amounts received by the Debtor in full or partial payment of any of the Collateral, as the Agent may reasonably request. Any such schedule, certificate or report shall be executed by a duly authorized officer of the Debtor and shall be in such form and detail as the Agent may specify. The Debtor shall promptly notify the Agent of the occurrence of any event causing any loss or depreciation in the value of its





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Inventory or other Goods which is material to the Debtor, and such notice shall specify the amount of such loss or depreciation.

         6. Agreements of the Debtors. The Debtor (a) will, upon request of the Agent, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices reasonably deemed appropriate by the Agent) and do such other acts and things (including, without limitation, delivery to the Agent of any Instruments or Certificated Securities which constitute Collateral), all as the Agent may from time to time reasonably request, to establish and maintain a valid security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever, other than Permitted Liens) to secure the payment of the Liabilities; (b) will keep all its Inventory at, and will not maintain any place of business at any location other than, its address(es) shown on Schedules I and II hereto or at such other addresses of which the Debtor shall have given the Agent not less than 10 days' prior written notice; (c) will keep its records concerning the Non-Tangible Collateral in such a manner as will enable the Agent or its designees to determine at any time the status of the Non-Tangible Collateral; (d) will furnish the Agent such information concerning the Debtor, the Collateral and the Account Debtors as the Agent may from time to time reasonably request; (e) will permit the Agent and its designees, from time to time, on reasonable notice and at reasonable times and intervals during normal business hours (or at any time without notice during the existence of a Default) to inspect the Debtor's Inventory and other Goods, and to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Debtor pertaining to the Collateral and the Account Debtors, and will, upon request of the Agent during the existence of a Default, deliver to the Agent all of such records and papers; (f) will, upon request of the Agent, stamp on its records concerning the Collateral, and add on all Chattel Paper constituting a portion of the Collateral, a notation, in form satisfactory to the Agent, of the security interest of the Agent hereunder; (g) except as permitted by the Credit Agreement or as excluded from the definition of Asset Sale under the Credit Agreement, will not sell, lease, assign or create or permit to exist any lien on or security interest in any Collateral other than Permitted Liens and liens and security interests in favor of the Agent; (h) without limiting the provisions of Section 10.3 of the Credit Agreement, will at all times keep all its Inventory and other Goods insured under policies maintained with reputable, financially sound insurance companies against loss, damage, theft and other risks to such extent as is customarily maintained by companies similarly situated, and cause all such policies to provide that loss thereunder shall be payable to the Agent as its interest may appear and such policies or certificates thereof





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shall, if the Agent so requests, be deposited with or furnished to the Agent;
(i) will take such actions as are reasonably necessary to keep its Inventory in good repair and condition, ordinary wear and tear and up to $500,000 of obsolescent Inventory excepted; (j) will take such actions as are reasonably necessary to keep its Equipment in good repair and condition and in good working or running order to the extent necessary to conduct Debtor's business in all material respects, ordinary wear and tear excepted; (k) will promptly pay before delinquent all license fees, registration fees, taxes, assessments and other charges which may be levied upon or assessed against the ownership, operation, possession, maintenance or use of its Equipment and other Goods except as permitted by Section 10.4(c) of the Credit Agreement; (l) will, upon request of the Agent, (i) cause to be noted on the applicable certificate, in the event any of its Equipment is covered by a certificate of title, the security interest of the Agent in the Equipment covered thereby, and (ii) deliver all such certificates to the Agent or its designees; (m) will take all steps reasonably necessary to protect, preserve and maintain all of its rights in the Collateral except as otherwise permitted by the Loan Documents; (n) will keep all of the tangible Collateral in the United States; and (o) will reimburse the Agent for all expenses, including reasonable attorneys' fees and legal expenses, incurred by the Agent in seeking to collect or enforce any rights in respect of the Debtor's Collateral.

         Any expenses incurred in protecting, preserving and maintaining any Collateral shall be borne by the applicable Debtor. Whenever a Default shall be existing, the Agent shall have the right to bring suit to enforce any or all of the Intellectual Property or licenses thereunder, in which event the applicable Debtor shall at the request of the Agent do any and all lawful acts and execute any and all proper documents required by the Agent in aid of such enforcement and the Debtor shall promptly, upon demand, reimburse and indemnify the Agent for all reasonable costs and expenses incurred by the Agent in the exercise of its rights under this Section 6. Notwithstanding the foregoing, the Agent shall have no obligations or liabilities regarding any of the Collateral by reason of, or arising out of, this Agreement in the absence of its gross negligence or willful misconduct.

         7. Default. Whenever a Default shall be existing, the Agent may exercise from time to time any rights and remedies available to it under applicable law. The Debtor agrees, in case of Default, (i) to assemble, at its expense, all its Inventory and other Goods (other than Fixtures) at a convenient place or places acceptable to the Agent, and (ii) at the Agent's request, to execute all such documents and do all such other things which may be necessary or desirable in order to enable the Agent or its





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nominee to be registered as owner of the Intellectual Property with any competent registration authority. Any notification of intended disposition of any of the Collateral required by law shall be deemed reasonably and properly given if given at least ten days before such disposition. Any proceeds of any disposition by the Agent of any of the Collateral may be applied by the Agent to payment of expenses in connection with the Collateral, including reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Agent toward the payment of such of the Liabilities, and in such order of application, as the Agent may from time to time elect.

         The Debtor hereby appoints the Agent as the Debtor's attorney-in-fact, with full power authority in the place of the Debtor and in the name of the Debtor, upon the occurrence and during the continuance of a Default, in Agent's discretion, to take any action and to execute any instrument that it may deem necessary to accomplish the purposes of this Agreement.

         8. General. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as any applicable Debtor requests in writing, but failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by the Debtor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of such Collateral.

         Any notice from the Agent to the Debtor, or from the Debtor to the Agent shall be given in accordance with Section 14.3 of the Credit Agreement.

         The Debtor agrees to pay all expenses (including reasonable attorney's fees and legal expenses) paid or incurred by the Agent or any Banks in endeavoring to collect the Liabilities of the Debtor, or any part thereof, and in enforcing this Agreement against the Debtor, and such obligations will themselves be Liabilities.

         No delay on the part of the Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

         This Security Agreement shall remain in full force and effect until all Liabilities have been paid in full and all





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Commitments, Letters of Credit and Hedging Agreements entered into with the
Banks or any affiliate thereof have terminated. If at any time all or any part of any payment theretofore applied by the Agent or any Banks to any of the Liabilities is or must be rescinded or returned by the Agent or such Banks for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Debtor), such Liabilities shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Agent or such Banks, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Agent or such Banks had not been made.

         This Agreement has been delivered at Chicago, Illinois, and shall be construed in accordance with and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within the State of Illinois, subject, however, to the applicability of the Uniform Commercial Code of any jurisdiction in which any Goods of the Debtor may be located at any given time. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         The rights and privileges of the Agent hereunder shall inure to the benefit of its successors and assigns.

         This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. At any time after the date of this Agreement, one or more additional persons or entities may become parties hereto by executing and delivering to the Agent a counterpart of this Agreement. Immediately upon such execution and delivery (and without any further action), each such additional person or entity will become a party to, and will be bound by all the terms of, this Agreement.

         ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY





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JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  THE DEBTOR
AND THE AGENT HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE DEBTOR AND THE AGENT FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH ON SCHEDULE I HERETO IN THE CASE OF THE DEBTOR AND IN THE CASE OF THE AGENT TO 231 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60697 (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE OTHER PARTY AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE DEBTOR AND THE AGENT HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         EACH OF THE DEBTOR, THE AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH BANK HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                               LARIZZA INDUSTRIES, INC.


                                               By: /s/ Terence C. Seikel
                                               Name:   Terence C. Seikel
                                               Title:  Chief Financial Officer



                                               CONTINENTAL BANK N.A., as Agent



                                               By: /s/ Steven Ahrenholz
                                               Name:   Steven Ahrenholz
                                               Title:  Vice President





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